November 30, 2024 The 3D Printing ETF Cboe BZX Exchange, Inc: PRNT Summary Prospectus

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://ark-funds.com/investor-resources. You can also get this information at no cost by calling 855-406-1506 or by sending an e-mail request to info@ark-invest.com. The Fund’s prospectus and statement of additional information, each dated November 30, 2024, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

Investment Objective

The 3D Printing ETF (“Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Total 3D-Printing Index (“Index”).

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries on their purchases and sales of Shares, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.01%
Total Annual Fund Operating Expenses	0.66%

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(a)     Pursuant to a Supervision Agreement, ARK Investment Management LLC (“Adviser”) pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses)).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$ 67
3	$211
5	$368
10	$822

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its total assets in securities that are included in the Fund’s benchmark Index, depositary receipts representing securities included in the Index or underlying stocks in respect of depositary receipts included in the Index. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Index is designed to track the price movements of stocks of companies involved in the 3D printing industry. The Index has been created and licensed to the Fund by ARK’s Index Products Group and is calculated, published and distributed by Solactive AG (“Solactive”). Information regarding the Index is available at http://www.solactive.com. The Index is composed of equity securities and depositary receipts of exchange listed companies from the U.S., non-U.S. developed markets and Taiwan that are engaged in 3D printing related businesses within the following business lines: (i) 3D printing hardware, (ii) computer aided design (“CAD”) and 3D printing simulation software, (iii) 3D printing centers, (iv) scanning and measurement and (v) 3D printing materials. The Index assigns a pre-determined weighting to each business line and all companies within each business line are equally weighted within the business line. As of November 12, 2024, the Index included 52 securities of companies with a market capitalization range of between approximately $139 million and $198 billion and a weighted average market capitalization of $21 billion.

At least 80% of the companies in the Index derive at least 50% of their earnings or revenues or at least 50% of their assets are devoted to the development or distribution of equipment, materials and software primarily used in 3D printing or 3D printed products. In addition, at least 80% of the assets of the Fund will be comprised of companies that derive at least 50% of their earnings or revenues or at least 50% of their assets are devoted to the development or distribution of equipment, materials and software primarily used in 3D printing or 3D printed products.

The Fund, using an indexing investment approach, attempts to approximate, before fees and expenses, the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when it might not be possible or practicable to purchase all of the securities of the Index in approximately the same proportions as in the Index, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to replicate the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the Index, purchase securities not in the Index that the Adviser believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index. The Fund does not take temporary defensive positions when markets decline or appear overvalued.

If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. Based on the composition of the Index as of November 12, 2024, the Software, Machinery, Electronic Equipment, Instruments & Components industries represented a significant portion of the Index. The Fund may invest in foreign securities listed on foreign exchanges as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Authorized Participants Concentration Risk.    The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to net asset value (“NAV”). The AP risk may be heightened in the case of exchange-traded funds (“ETFs”) investing internationally because international ETFs often require APs to post collateral, which only certain APs are able to do.

Concentration/Focused Risk.  The Fund’s assets may be concentrated in a particular industry or group of industries to the extent the Index concentrates in a particular industry or group of industries. If the Fund’s assets are concentrated in a particular industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries or sectors.

Currency Risk.    Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to other currencies will adversely affect the value of the Fund’s investments denominated in those other currencies.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events from external or internal sources that may cause the Fund to lose proprietary information, suffer data corruption, lose operational capacity, or result in unauthorized access to confidential information. Such events could prevent the Fund from engaging in normal business activities and cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve, among other things, unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, ransomware attacks that impair the Fund’s ability to access its data or systems until a ransom is paid, or denial-of-service attacks that make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its adviser, administrator, transfer agent or custodian, the Fund’s trading counterparties, and issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches experienced by an issuer in which the Fund invests can also impact the value of the Fund’s investment in that issuer. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of its third-party service providers, trading counterparties, or issuers.

Depositary Receipts Risk.    Depositary receipts generally involve similar risks to those associated with investments in foreign securities. Depositary receipts are securities that are typically issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the Fund’s ability to replicate the performance of the Index. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Equity Securities Risk.    The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

•      Special Purpose Acquisition Companies (SPACs).  The Fund may invest in stock of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Foreign Securities Risk.    The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. For instance, the imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and any other governments may result in losses. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund normally will not hedge any foreign currency exposure.

Index Tracking Risk.    The Fund’s return may not track the performance of the Index for a number of reasons. For example, if there are differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index or if the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. The Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index. When the Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Index provider or its agents may carry out additional ad hoc rebalances to the Fund’s Index, which may increase the costs to and the tracking error risk of the Fund. In addition, the Fund may not be able to invest in certain securities included in the Index, or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, potential adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. A lack of liquidity may be due to various events, including markets events, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than market price of comparable liquid securities, which would negatively affect the Fund’s performance. To the extent the Fund calculates its NAV based on “fair value” prices for certain securities and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on “fair value” prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities to realize losses causing it to deviate from the Index. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected by Solactive, which may have an adverse impact on the Fund and its shareholders.

Industrials Sector Risk.    The industrials sector includes companies engaged in aerospace and defense, electrical engineering, machinery, and professional services. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

•      Machinery Industry Risk.  The machinery industry can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in this industry also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Information Technology Sector Risk.    The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

•      Software Industry Risk.  The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

International Closed-Market Trading Risk.  Because certain of the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which Fund Shares list and trade is open, there are likely to be deviations between the current pricing of an underlying security and stale security pricing (i.e., the last quote from its closed foreign market), likely resulting in premiums or discounts to NAV that may be greater than those experienced by ETFs that do not invest in foreign securities.

Investable Universe of Companies Risk.    The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the criteria for inclusion in the Index, the Fund may need to reduce or eliminate its holdings in that company from the Fund. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.

Issuer Risk.    The Fund is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk.  Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Market Risk.    The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, and infectious disease epidemics or pandemics.

For example, an outbreak of an infectious disease may negatively affect economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of such pandemics to public health and business and market conditions, including exchange trading suspensions and closures may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to a pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.

Market Trading Risk.    The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility, the potential lack of an active trading market for Shares due to market stress, or trading halts impacting the Shares or the Fund’s underlying securities, which may result in Shares trading at a significant premium or discount to their NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively.

Micro-Capitalization Companies Risk.  Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Portfolio Turnover Risk.    The Index is adjusted to add or remove companies once per quarter and upon certain extraordinary events or corporate actions affecting a company that is included in the Index. As companies leave and enter the Index, the Fund’s portfolio will be adjusted to match the current Index composition. This process can result in the realization of capital gains or losses and can have adverse tax consequences for you as an investor. Because the Fund will buy and sell securities as needed to maintain its correlation to the Index, portfolio turnover in the Fund may be substantial.

Replication Management Risk.    An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index through quarterly rebalancing or otherwise because it no longer qualifies to be included in the Index, the Fund generally will not sell a security because the security’s issuer is in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Sampling Risk.    The Fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater. A representative sampling strategy may increase the Fund’s susceptibility to Index Tracking Risk.

Small- and Medium-Capitalization Companies Risk.  Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 year, 5 years and since the Fund’s inception compare with those of the Index, the S&P 500 Index and the MSCI World Index. The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries. Returns shown for the MSCI World Index are net of foreign withholding taxes applicable to U.S. investors. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting http://ark-funds.com or by calling (727) 810-8160.

The Fund’s year-to-date total return as of October 31, 2024 was -14.15%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)	Return	Quarter/Year
Highest Return	31.83%	12/31/2020
Lowest Return	-27.85%	6/30/2022
Average Annual Total Returns as of December 31, 2023	1 Year	5 Years	Since Inception(1)
Returns Before Taxes	13.77%	3.20%	2.51%
Returns After Taxes on Distributions(2)	13.77%	3.19%	2.35%
Returns After Taxes on Distributions and Sale of Fund Shares(2)	8.15%	2.47%	1.88%
The Total 3D-Printing Index	13.95%	3.64%	3.13%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	13.22%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	23.79%	12.80%	10.59%

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(1)     The Fund commenced operations on July 19, 2016.

(2)     After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k)  plans or individual retirement accounts.

Management of the Fund

Investment Adviser.    ARK Investment Management LLC.

Portfolio Manager.    The following individual has been primarily responsible for the day-to-day management of the Fund’s portfolio since September 2022: William Scherer.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at its NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with APs who have entered into contractual arrangements with the Fund’s distributor (“Distributor”).

Individual Shares (rather than Creation Units) of the Fund may only be purchased and sold on a national securities exchange through a broker or dealer at market price. The prices at which individual Shares may be purchased and sold on a national securities exchange through brokers are based on market prices and, because Shares will trade at market prices rather than at NAV, individual Shares of the Fund may trade at a price greater than or less than NAV. Shares of the Fund are listed on the Cboe BZX Exchange, Inc. (“Cboe”).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at http://ark-funds.com.

Tax Information

The Fund’s distributions are taxable and generally will be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.